UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material pursuant to §240.14a-12

XCEL ENERGY INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

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COMPANY #

XCEL ENERGY INC. ANNUAL MEETING OF SHAREHOLDERS Wednesday, May 22, 2013 11 a.m. CDT
Florian Gardens 2340 Lorch Ave. Eau Claire, Wisconsin

Directions to the Xcel Energy Inc. Annual Meeting are available in the proxy statement which can be viewed at www.ematerials.com/xcl.

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be Held on May 22, 2013.

Notice is hereby given that the Annual Meeting of Shareholders of Xcel Energy Inc. will be held at Florian Gardens, 2340 Lorch Ave., Eau Claire, Wisconsin on Wednesday, May 22, 2013 at 11 a.m. CDT.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report are available at

If you want to receive a paper copy or an e-mail with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before May 10, 2013 to facilitate timely delivery.

Matters intended to be acted upon at the meeting are listed below.

The Board of Directors recommends that you vote FOR each of the nominees in Item 1 and FOR Items 2 and 3.

1.	Election of Directors
	Gail Koziara Boudreaux Fredric W. Corrigan Richard K. Davis	Benjamin G.S. Fowke III Albert F. Moreno Richard T. O’Brien	Christopher J. Policinski A. Patricia Sampson James J. Sheppard	David A. Westerlund Kim Williams Timothy V. Wolf

2.	Company proposal to ratify the appointment of Deloitte & Touche LLP as Xcel Energy Inc.’s independent registered public accounting firm for 2013

3.	Company proposal to approve, on an advisory basis, our executive compensation

The Board of Directors Recommends a Vote AGAINST Item 4.

4.	Shareholder proposal on the separation of the role of the Chairman and Chief Executive Officer

THIS IS NOT A FORM FOR VOTING

You may immediately vote your proxy on the Internet at:

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (EDT) on May 21, 2013.
•	Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to vote your proxy.

Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To request paper copies of the proxy materials, which include the proxy card,

proxy statement and annual report, please contact us via:

Internet – Access the Internet and go to .. Follow the instructions to log in, and order copies.

Telephone – Call us free of charge at 866-697-9377 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.

Email – Send us an email at with “xcl Materials Request” in the subject line.
The email must include:

•	The 3-digit company # and the 11-digit control # located in the box in the upper right hand corner on the front of this notice.

•	Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials.

•	If you choose email delivery you must include the email address.

•	If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last 4 digits of your Tax ID number in the email.